EXHIBIT 32.2

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Rankin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of SMALL WORLD KIDS, INC. on Form 10-QSB for the fiscal quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of SMALL WORLD KIDS, INC.

August 31, 2004

                                              By: /s/ Rober Rankin
                                                --------------------------------
                                                Name:   Robert Rankin
                                                Title:  Chief Financial Officer



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